PARAMOUNT TO ACQUIRE WARNER BROS. DISCOVERY TO FORM NEXT- GENERATION GLOBAL MEDIA AND ENTERTAINMENT COMPANY • The newly merged company will be well positioned to compete in the rapidly evolving entertainment industry where storytelling combined with world class technology expertise will be an important driver of value creation across the ecosystem and for shareholders • Investing in the world-class studios of Paramount and WBD, focusing on attracting and retaining the industry’s leading creative talent while expanding the supply of high-quality content for both the combined company’s platforms and third-party distribution platforms • Driving long-term growth by investing in and expanding our DTC business, powered by our combined world-class storytelling to reach more audiences and compete effectively with leading streaming services • Committed to producing a minimum of 30 theatrical films annually, delivering exceptional entertainment to audiences and driving long-term job growth across the film and creative industries • Paramount issuing $47 billion of new Class B shares at $16.02 per share, supported by a fully committed investment from the Ellison Family and RedBird Capital Partners • Transaction values WBD at enterprise value of $110 billion, representing a multiple of 7.5x on fully synergized 2026 EBITDA Los Angeles and New York, February 27, 2026 – Paramount Skydance Corporation (NASDAQ: PSKY) (“Paramount”) and Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“WBD”) today announced they have entered into a definitive merger agreement under which Paramount will acquire WBD, forming a premier global media and entertainment company focused on expanding consumer choice and empowering creative talent worldwide. Under the terms of the agreement, Paramount will pay $31.00 per share in cash for all outstanding shares of WBD. The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in Q3 2026, subject to customary closing conditions, including regulatory clearances and approval by WBD shareholders, with a vote expected in the early spring of 2026. In the event the transaction has not closed by September 30, 2026, WBD shareholders will receive a $0.25 per share “ticking fee” for each quarter (measured daily) until closing. The merger unlocks innovative and compelling storytelling opportunities across the combined company’s best-in-class film and television studios, streaming and linear platforms. Together, Paramount and WBD will deliver greater choice for consumers through its leading streaming platforms with an exceptional intellectual property portfolio that has produced popular franchises such as Game of Thrones, Mission Impossible, Harry Potter, Top Gun, the DC Universe and SpongeBob SquarePants. David Ellison, Chairman and CEO of Paramount, a Skydance Corporation, said: “From the very beginning, our pursuit of Warner Bros. Discovery has been guided by a clear purpose: to honor the legacy of two iconic companies while accelerating our vision of building a next-generation media and entertainment company. By bringing together these world-class studios, our complementary streaming platforms, and the extraordinary talent behind them, we will create even greater value for audiences, partners and shareholders — and we couldn’t be more excited for what’s ahead.” David Zaslav, President and CEO of Warner Bros. Discovery said: "I’m very pleased with the outcome we achieved for WBD shareholders and the entertainment industry. Our guiding principle throughout this process has been to secure a transaction that maximizes the value of our iconic assets and our century- old studio while delivering as much certainty as possible for our investors. We look forward to working with Paramount to complete this historic transaction.” Strategic and Financial Benefits of a Paramount-Warner Bros. Discovery Merger • Hollywood Champion: We will invest in expanding the creative engines at the core of both WBD and Paramount. We will maintain both studios while prioritizing the attraction and retention of world- class creative talent, strengthening our ability to deliver a broad pipeline of high-quality content, including 15 theatrical feature films per year per studio, for our combined platforms and third-party distribution partners. • Establishes a Global Streaming Competitor: By uniting the strengths of Paramount and WBD, we will create a premier direct-to-consumer platform with enhanced reach, engagement, and monetization capabilities – positioning the combined company to increase competition while accelerating subscriber growth, deepening engagement, and driving significant long-term profitability. • Pro-Competition: The combination of Paramount+, HBO Max and Pluto creates a highly competitive DTC business that expands both consumer choice and opportunities for creative talent and labor. The deal will deliver compelling value for both content suppliers and consumers – establishing another strong, credible competitor in today’s streaming marketplace. • Transaction Supports a Competitive Theatrical and Content Distribution Ecosystem: o Every film will receive a full theatrical release, with a minimum 45-day window globally before becoming available on paid video-on-demand (VOD), with the intention of 60-90 days or more to maximize the audience for our most successful releases. o Both studios will continue to support a vibrant third-party ecosystem by licensing their films and shows across their own and third-party platforms, while remaining active buyers of content from third-party studios and independent producers. o Following its theatrical run, each film will transition to the current industry standard home video window, preserving paid video-on-demand prior to availability on subscription streaming services. o Paramount will continue to adhere to specific windowing regimes in geographies it operates in, including in France where Paramount maintains its windowing commitments. • A Compelling Portfolio of IP and Content: The combined company will own a film library of more than 15,000 titles and thousands of hours of television programming. It will be home to many of the world’s most iconic and enduring franchises, including Harry Potter, Mission Impossible, Lord of the Rings, Game of Thrones, the DC Universe, Teenage Mutant Ninja Turtles, Transformers, Star Trek and SpongeBob SquarePants. • Broad Sports Rights Portfolio: The merged company will hold one of the industry’s most compelling and competitive portfolios of sports rights, including: the NFL, Olympics, UFC, PGA Tour, NHL, Big Ten and Big 12 Football, NCAA College Basketball, and Champions League, with the ability to distribute these rights collectively across all of our platforms, thereby giving sports fans easier access to more of the content they want in one place.

• Stronger Linear Networks: A complementary portfolio of cable networks spanning entertainment, sports and news will significantly improve cash flow, unlock efficiencies, and strengthen our ability to manage linear market pressures. It also creates a more compelling, unified platform for advertisers through integrated cross-channel sales and activation opportunities. • Diverse International Portfolio: A presence in over 200 countries and territories, including cable and free-to-air networks, that will provide more opportunities for world class storytelling – including local production – to be seen globally and allow us to continue to serve local audiences around the world with the best stories across TV, film, sports, and news. • Technology to Create Stronger Infrastructure Backbone and Improved User Interface: By streamlining the technological underpinning of every aspect of the combined company’s businesses, we will improve the user experience, generate financial and operating efficiencies and eliminate redundancies. • Well-Positioned to Invest in Growth: The pro forma balance sheet and cash flow will enable continued investment in growth initiatives, as demonstrated by the marquee deals announced by Paramount since the close of the Skydance merger, including: Trey Parker and Matt Stone of South Park, the UFC, the Duffer Brothers and Activision, among others. The combined company’s resources and backing of Paramount’s committed investors will support increased investment in content generation, reinvigorating the media industry and enhancing competition to the benefit of talent and labor. Transaction Highlights Paramount will acquire 100% of WBD for $31 per share in cash, plus the “ticking fee”, valuing WBD at $81 billion in equity value and $110 billion in enterprise value. Paramount expects that the acquisition will yield over $6 billion in synergies, which are driven by a combination of: technology integration (such as migrating the combined company to a single enterprise resource planning system and consolidating streaming technology stacks), corporate-wide efficiencies, including procurement savings, optimizing the combined real estate footprint, and otherwise streamlining operational efficiencies. On a fully synergized basis, this values WBD at 7.5x 2026 EBITDA. At closing, we expect to have a net debt-to-EBITDA of 4.3x on a synergized basis, with a clear path to investment grade credit metrics within three years of closing. The transaction is funded by $47 billion in equity, fully backed by the Ellison Family and RedBird Capital Partners. At closing, the equity may include other strategic and financial partners. Under the terms of the equity commitments, new shares of Class B Paramount stock will be issued at a price of $16.02 per share. The terms of this equity investment were decided by a Special Committee of the Board of Directors of Paramount comprised of independent directors with independent legal and financial advisors. In addition to the new cash equity investment, the transaction is backed by $54 billion of debt commitments from Bank of America, Citigroup, and Apollo, which includes $15 billion to backstop WBD’s existing bridge facility and $39 billion of incremental new debt. The $54 billion excludes $3.5 billion of bridge financing from these institutions to backstop our existing $3.5 billion revolving credit facility. In addition, existing Paramount stockholders will have the opportunity to participate in a rights offering of up to $3.25 billion of Class B Paramount stock alongside the new equity investment, which is expected to occur nearer the closing date, at a price of $16.02 per share. The proposed transaction between Paramount and WBD is not subject to any financing conditions.

In connection with the entry into the merger agreement, Paramount has terminated its all-cash tender offer to acquire all outstanding shares of WBD. Centerview Partners LLC and RedBird Advisors are acting as lead financial advisors to Paramount, and Bank of America Securities, Citi, M. Klein & Company and LionTree Advisors are also acting as financial advisors. Cravath, Swaine & Moore LLP and Latham & Watkins LLP are acting as legal counsel to Paramount. Latham & Watkins LLP is also acting as legal counsel to the investor consortium, including the Ellison Family. Allen & Company, J.P. Morgan and Evercore are serving as financial advisors to WBD and Wachtell Lipton, Rosen & Katz and Debevoise & Plimpton LLP are serving as legal counsel. Barclays Capital are acting as financial advisors to the Special Committee of the Board of Directors of Paramount and Cleary, Gottlieb, Steen & Hamilton LLP are serving as legal counsel. Conference Call and Webcast Paramount will conduct a conference call and webcast on Monday, March 2 at 8:30am ET to discuss its merger agreement with WBD. The webcast link and dial-in information will be made available on Paramount’s Investor Relations homepage at ir.paramount.com prior to the call. An audio replay of the call will be available in the Events and Webcasts section of Paramount's Investors homepage. *** About Paramount, a Skydance Corporation Paramount, a Skydance Corporation is a leading, next-generation global media and entertainment company, comprised of three business segments: Studios, Direct-to-Consumer, and TV Media. Paramount’s portfolio unites legendary brands, including Paramount Pictures, Paramount Television, CBS – America’s most-watched broadcast network, CBS News, CBS Sports, Nickelodeon, MTV, BET, Comedy Central, Showtime, Paramount+, Paramount TV, and Skydance’s Animation, Film, Television, Interactive/Games, and Sports divisions. For more information, visit paramount.com. About Warner Bros. Discovery Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes the world's most differentiated and complete portfolio of branded content across television, film, streaming and gaming. Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, HBO Max, discovery+, CNN, DC, TNT Sports, Eurosport, HBO, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, Animal Planet, Science Channel, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Pictures Animation, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Warner Bros. Discovery, Inc. (“WBD”) by Paramount Skydance Corporation (“Paramount”). In connection with the proposed transaction, WBD intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including WBD’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF WBD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING WBD’S PROXY STATEMENT (WHEN IT IS AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders of WBD are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from WBD under the “SEC Filings” section of WBD’s website at https://ir.wbd.com. Participants in the Solicitation Paramount and WBD and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of WBD in connection with the proposed transaction. Information about the directors and executive officers of Paramount is set forth in its Current Reports on Form 8-K filed with the SEC on August 7, 2025, September 16, 2025 and January 14, 2026 and in its Annual Report on Form 10-K filed with the SEC on February 25, 2026. Information about WBD’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Executive Officers of Warner Bros. Discovery, Inc.,” and its definitive proxy statement filed with the SEC on April 23, 2025, under the heading “Proposal 1: Election of Directors.” To the extent holdings of WBD’s securities by its directors or executive officers has changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes of Beneficial Ownership of Securities on Form 4 filed with the SEC. Investors and stockholders of Paramount or WBD are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Paramount on Paramount’s website at https://ir.paramount.com/sec-filings/paramount, from WBD on WBD’s website at https://ir.wbd.com or on request from Paramount or WBD, as applicable. Additional information concerning the interests of WBD’s participants in the solicitation, which may, in some cases, be different than those of WBD’s stockholders generally, will be set forth in WBD’s proxy statement relating to the proposed transaction when it becomes available. Cautionary Note Concerning Forward-Looking Statements This communication contains “forward-looking statements” regarding the potential acquisition of WBD. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Paramount or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearances under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of WBD stockholders that will vote to approve the proposed transaction at the applicable WBD stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Paramount or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to invest in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance Media, LLC, potentially resulting in substantial costs; volatility in the price of Paramount’s Class B common stock;

the effect Paramount’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in Paramount, including that Paramount’s stockholders may not realize any change of control premium on shares of Paramount’s Class B common stock and that Paramount may become subject to the control of a presently unknown third party; risks associated with Paramount’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of Paramount’s Class B common stock; risks that anti-takeover provisions in Paramount’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in Paramount’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against Paramount’s directors and officers; risks that corporate opportunity provisions in Paramount’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to Paramount; and risks associated with Paramount’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025, including in the section captioned “Item 1A. Risk Factors” and in WBD’s most recently filed Quarterly Report on Form 10-Q and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, https://ir.paramount.com/sec-filings/paramount, https://ir.wbd.com or on request from Paramount or WBD. Neither Paramount nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.